Exhibit 10.32

CROSS-PLEDGE AGREEMENT

This Cross-Pledge Agreement (“Agreement”) is made effective as of October 11, 2013, by and among INWOOD NATIONAL BANK, a national banking association (“Lender”), JBGL BUILDER FINANCE, LLC, a Texas limited liability company (“JBGL”), and JBGL MODEL FUND 1, LLC, a Texas limited liability company (“Fund”).

WHEREAS, Lender and JBGL previously entered into a loan agreement, effective as of October 13, 2011, in which Lender agreed to loan to JBGL the principal sum of up to $6,000,000.00, evidenced by various loan agreements, documents, instruments, and security agreements, which loan amount has been increased as of the date hereof to $25,000,000.00 (collectively, the “JBGL Loan”);

WHEREAS, Lender and Fund previously entered into a loan agreement, effective as of September 21, 2012, in the principal sum of $3,000,000.00, and a second loan agreement, effective as of April 19, 2012, in the principal sum of $4,750,000.00, evidenced by various loan agreements, documents, instruments, and security agreements (collectively, the “Fund Loans”); and,

WHEREAS, as inducement for Lender to enter into the loan renewal and increase in stated principal amount for the JBGL Loan, the parties to this Agreement have agreed that all liens, security interests, assignments, and pledges, of the collateral for each respective loan shall be cross-pledged and cross-defaulted with the collateral of the other loan.

NOW, THEREFORE, in consideration of the foregoing recitals, which recitals are incorporated into this Agreement as contractual agreements and made a part hereof for all purposes, and of the additional covenants and agreements contained herein, the parties to this Agreement warrant, represent, covenant, and agree, as follows:

1.          Cross-Pledge of Collateral. Any and all collateral (including, but not limited to, personal guarantees) securing payment and performance of the JBGL Loan is hereby cross-pledged to the Fund Loans, so that upon the occurrence of an event of default under the JBGL Loan, Lender shall be permitted to pursue any or all collateral securing payment and performance of the Fund Loans as part of its remedies. Similarly, any and all collateral (including, but not limited to, personal guarantees) securing payment and performance of the Fund Loans is hereby cross-pledged to the JBGL Loans, so that upon the occurrence of an event of default under the Fund Loans, Lender shall be permitted to pursue any or all collateral securing payment and performance of the JBGL Loan as part of its remedies.

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2.          Cross-Default of Loans. Any event of default under the JBGL Loan shall constitute an event of default under the Fund Loans, and any event of default under the Fund Loans shall constitute an event of default under the JBGL Loan, thereby authorizing and entitling Lender to pursue its remedies as provided in the loan documents.

3.          Direct Benefit. The parties to this Agreement, individually and collectively, represent to Lender that they shall benefit, directly or indirectly or both, from the loan transactions described herein.

4.          Conflicts. In the event any term or provision hereof is inconsistent with or conflicts with any provision of any of the JBGL Loan or Fund Loans loan documents, the terms and provisions contained in this Agreement shall control.

5.          Counterparts. This Agreement may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same instrument.

6.          Facsimile Documents and Signatures. If a signed copy of this Agreement is transmitted by facsimile ("fax"), it shall be treated for all purposes as an original document. Additionally, the signature of any party on this document transmitted by way of a fax shall be considered for all purposes as an original signature. Any such faxed document shall be considered to have the same binding legal effect as an original document. At the request of any party, any faxed document shall be re-executed by each signatory party in an original form.

THE REMAINDER OF THE PAGE IS INTENTIONALLY BLANK
SIGNATURE PAGE FOLLOWS

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JBGL:

JBGL Builder Finance, LLC

By:	/s/ James R. Brickman
James R. Brickman, Manager

FUND:

JBGL Model Fund 1, LLC

By:	/s/ James R. Brickman
James R. Brickman, Manager

LENDER:

INWOOD NATIONAL BANK,

a national banking association

By:
Keil W. Strickland
Vice President

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